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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
23 APRIL 2020

[*****] Agreement [*****]
This [*****] Agreement [*****] (this “Agreement”) is entered and effective as of April 27, 2020 (the “Effective Date”) by General Motors Holdings LLC (for itself and on behalf of its applicable subsidiaries and affiliates, “GM”) and Telenav, Inc. (“Telenav”). In this Agreement, GM and Telenav are sometimes referred to individually as a “Party” and collectively as the “Parties”.
Recitals
A.GM has issued to Telenav, and Telenav has accepted, certain purchase orders for the manufacture, sale, and supply to GM of infotainment and navigation systems including the (i) “[*****]” and (ii) “[*****]” systems (collectively, the “Systems”) which, in turn, are incorporated into vehicles assembled by GM. The purchase orders issued by GM to Telenav for the Systems are collectively referred to in this Agreement as the “Purchase Orders”.
B.In connection with the Purchase Orders, GM and Telenav have also entered into a Services Agreement dated June 13, 2014 and a Services Agreement dated February 1, 2017, which was subsequently amended by an Amendment No. 1 to Services Agreement dated May 22, 2018 and an Amendment No. 2 to Services Agreement dated April 19, 2019 (collectively, and as amended, the “Services Agreement”) for Telenav’s supply to GM of certain Deliverables used in connection with the Systems (as described in the Services Agreement, the “Deliverables”). The Purchase Orders and the Services Agreement are collectively referred to herein as the “Purchase Contract”.
C.Telenav [*****].
D.GM [*****].
E.Accordingly, [*****], GM has agreed to compensate Telenav for certain Engineering Design and Development (“EDD”) expenses incurred by Telenav in accordance with the terms and conditions of this Agreement.
THEREFORE, in consideration of the mutual promises contained herein and of other good and valuable consideration, the receipt and adequacy of which are acknowledged, the Parties agree as follows:
1.[*****] Payment
(a)Subject to Section 1(b) below, GM will pay to Telenav the aggregate sum of $[*****] (the “[*****]”), in [*****] installments. The [*****] installments are set forth on the attached Exhibit A-1. Each such [*****] installment will be deemed earned by Telenav and due and payable by GM as of the [*****] Payment Date indicated in Exhibit A- 1, provided that Telenav has fulfilled by the indicated Milestone Delivery Date the respective “Performance Milestone” indicated for that corresponding quarter on the attached Exhibit A-2. Upon acceptance of the Milestone Deliveries associated with the [*****] installment, Telenav may submit a valid invoice

[*****]
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
23 APRIL 2020

[*****] days prior to the [*****] Payment Date, and GM will remit payment of that installment to Telenav in accordance with GM’s standard payment terms. For avoidance of doubt, the [*****] installment may be invoiced [*****].
(b)Within [*****] days of each software delivery for each “Performance Milestone” as set forth on attached Exhibit A-2, GM will inform Telenav, in writing, as to whether Telenav has or has not fully and timely satisfied the applicable Performance Milestone based on the Milestone Delivery Acceptance Criteria set forth in Exhibit A-2 (each a “Milestone Notice”), with such determination to be made in good faith and in GM’s reasonable discretion.

(i)
If GM does not agree that Telenav has fully and timely satisfied a Performance Milestone, the Milestone Notice applicable to such Performance Milestone will provide reasonable information regarding the nature and extent of such failure. Telenav will then have [*****] days from the date of such Milestone Notice to cure the failure (the “Cure Period”). If, at the end of a Cure Period, Telenav has fully and timely satisfied the subject Performance Milestone, GM will remit payment of that installment to Telenav in accordance with GM’s standard payment terms. If, at the end of a Cure Period, Telenav has failed to fully and timely satisfy the subject Performance Milestone, GM will not, and will have no obligation to, remit payment of that installment to Telenav.

(ii)
For the avoidance of doubt, (A) Telenav will not be entitled to payment of a [*****] installment if the applicable Performance Milestone is not fully and timely satisfied by the end of the Cure Period related thereto; however, (B) Telenav’s failure to satisfy one or more Performance Milestones will not affect its right to payment of the remaining installments of the [*****], subject to Telenav’s timely satisfaction of the remaining Performance Milestones, respectively, in accordance with this Agreement.

(iii)
Any dispute between GM and Telenav regarding whether Telenav has fully and timely satisfied any Performance Milestone will be promptly resolved by the GM Engineering and Telenav management level representatives assigned to this program. If not resolved within [*****] business days, the Parties shall notify their respective executive leadership of the dispute and they will meet to resolve it.

(c)Payments under this Agreement are not subject to offset or credit rights GM may otherwise have under applicable law or other agreements with Telenav.

[*****]
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
23 APRIL 2020

2.    Engineering Work Order
GM will issue to Telenav, and Telenav will accept, an engineering work order (the “EWO”) for Telenav’s completion of [*****] service to be completed by Telenav by no later than each of [*****], [*****], and [*****], respectively. The EWOs are subject to the terms of the Purchase Contract. The EWO will provide that, upon timely completion of each such map compilation and maintenance service, GM will remit to Telenav the sum of $[*****], to be paid in accordance with GM’s standard payment terms.
3.    Acknowledgement of No Volume Guaranty by GM
Telenav acknowledges and agrees that nothing in this Agreement or the Purchase Contract: (a) constitutes or will be deemed to constitute a volume commitment or guaranty of any kind by GM to purchase any specific quantity of Systems or Deliverables from Telenav; (b) restricts GM’s ability to change any specifications with respect to the Systems or Deliverables in accordance with the Purchase Contract; or (c) limits GM’s right to change vehicle strategy or to change or terminate any vehicle program.
4.    [*****]
Effective on the Effective Date, Telenav, on behalf of itself and each of its affiliates, subsidiaries, parent organizations, members, attorneys, agents, officers, directors, employees, other representatives, successors, and assigns (collectively, “Representatives”) hereby [*****], GM and each of GM’s Representatives of, from, and with respect to [*****]. The [*****] will apply to any that [*****] Telenav may have for [*****] that occur after the Effective Date. For the avoidance of doubt, Telenav’s failure to timely fulfill one or more Performance Milestones, and the consequent waiver of the corresponding installment of the [*****] Payment in accordance with Section 1 of this Agreement, will not invalidate, impair, or limit [*****]. Notwithstanding the foregoing, this [*****], including, specifically, [*****] to Telenav as provided hereunder.
5.    [*****]
Telenav acknowledges that [*****] agrees that this Agreement will be and remain effective in all respects notwithstanding [*****].
6.    Purchase Contract Continues
This Agreement will not modify the terms and conditions of the Purchase Contract, which remains in full force and effect. In the event and to the extent there is any inconsistency between this Agreement and the Purchase Contract for only those matters that expressly fall within the scope of this Agreement, this Agreement will govern.
7.    ConfidentialityThe Parties will keep and maintain the existence and terms of this Agreement strictly confidential and will not disclose the existence or terms thereof to any person

[*****]
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
23 APRIL 2020

or entity without the prior written consent of the other Party, except to the extent that this Agreement or its terms (a) are already known by, become available to, or are in the possession of the third party recipient at the time of disclosure, provided the source of such information was not known by such recipient to be bound by a legal or contractual obligation of confidentiality, (b) are or become publicly available (other than through a breach of this Section), or (c) are in good faith determined by either Party’s legal counsel to be necessary to disclose in connection with a legal, regulatory, or administrative proceeding or by law, court order, subpoena, or other judicial, governmental or regulatory process or request.[*****]Neither this Agreement, nor any of its terms, nor the performance hereof by the Parties will constitute or be construed [*****] with respect to any matter by GM or Telenav.
8.    Due AuthorityEach Party represents and warrants that it has all requisite power, authority, and legal right to execute and enter into this Agreement and to bind itself to this Agreement. Each of the individuals executing this Agreement represents and warrants that he or she has full power and authority to sign this Agreement on behalf of the Party such individual represents.
9.    Entire Agreement/Freely Negotiated AgreementThis Agreement constitutes the entire agreement between the Parties with respect to its subject matter, supersedes any prior understandings, negotiations, writings and agreements with respect to its subject matter, and may not be altered, modified, or amended in any respect except upon the written agreement of each of the Parties. Each Party is represented by and has had the opportunity to consult with counsel and advisors of its choice before entering into this Agreement, has freely negotiated this Agreement, and fully understands and agrees to the terms and conditions of this Agreement. The Parties have jointly drafted this Agreement and no provision of this Agreement will be construed presumptively in favor of or against any Party. The above Recitals to this Agreement are fully incorporated as terms and conditions of this Agreement.

10.    Successors and AssignsThis Agreement and all of the Parties’ obligations hereunder are binding upon their respective successors and assigns and, together with the rights and remedies of the Parties under this Agreement, inure to the benefit of each of the Parties and its respective successors and assigns. Telenav may not assign or transfer, directly or indirectly, any right or obligation under this Agreement without the prior written consent of GM. Any purported assignment in violation of the preceding sentence will be null and void and of no force and effect.

[*****]
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
23 APRIL 2020

11.    No WaiverNo delay by or failure to exercise any right, power, or privilege under this Agreement will affect that right, power, or privilege, nor will any single or partial exercise preclude any further exercise or the exercise of any other right, power, or privilege, nor will any waiver of any right, power, or privilege preclude the further exercise of that right, power, or privilege or act as a subsequent waiver of any such right, power, or privilege.
12.    Governing Law; JurisdictionThis Agreement will be governed by the laws of the State of Michigan, without regard to its conflicts of laws principles. The United States District Court for the Eastern District of Michigan, Southern Division, and the Oakland County Circuit Court in the State of Michigan will have personal jurisdiction over the Parties for any dispute arising from or under this Agreement, and any such dispute will be adjudicated in the United States District Court for the Eastern District of Michigan, Southern Division, or the Oakland County Circuit Court. The Parties each waive any right to assert, at any time, in any proceeding judicial or otherwise relating to this Agreement, that jurisdiction and venue are not proper in those courts.
13.    Counterparts
This Agreement may be executed in any number of duplicate originals or counterparts, and each duplicate original or counterpart will be deemed an original and taken together will be one and the same instrument. The Parties agree that their respective signatures may be electronically delivered, and that such electronic transmissions will be treated as originals for all purposes.
[Signature Page Follows]

[*****]
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
23 APRIL 2020

ACCORDINGLY, this Agreement has been executed and is effective as of the Effective Date.
GENERAL MOTORS HOLDINGS LLC

By:    /s/ Jeffrey Morrison

Print:    Jeffrey Morrison
Its:    Executive Director

Dated:     April 27, 2020

TELENAV, INC.

By:    /s/ Steve Debenham

Print:    Steve Debenham
Its:    V.P., General Counsel
Dated:     4/27/2020

[*****]
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
23 APRIL 2020

EXHIBIT A

A-1 [*****] Payment Schedule

Commercial [*****]: $[*****]

[*****]	[*****] Payment Date	[*****] Payment Amount
[*****]	[*****]	$[*****]
[*****]	[*****]	$[*****]
[*****]	[*****]	$[*****]
[*****]	[*****]	$[*****]
[*****]	[*****]	$[*****]
[*****]	[*****]	$[*****]

[*****]
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
23 APRIL 2020

A-2: Cash Payment Trigger - Performance Milestones

[******] Payment	Performance Milestone Cash Payment Trigger	Milestone Delivery Date	Milestone Delivery Acceptance Criteria
[*****]	[*****]	VTC [*****]
Telenav to work through the GM PDT meeting to align on software delivery dates that meet each Milestone Date. (Current Process)

Acceptance includes [*****], and limited [*****], as agreed to by GM (Current Process).

With respect to all Performance Milestones, the Performance Milestone will be deemed accepted in full unless GM confirms in the Milestone Notice that GM Engineering has rejected the specific build associated with the Performance Milestone (and identified in the Milestone Notice the specific reasons why GM Engineering rejected such build).

The decision by GM Engineering to delay or reject a build for reasons other than the quality or completeness of the associated Performance Milestone shall not be a basis hereunder for GM to withhold acceptance of the Performance Milestone.

*NLT means No Later Than

[*****]	[*****]	VTC [*****]
[*****]	[*****]	SORP [*****]
[*****]	[*****]	SORP [*****]
[*****]	[*****]	As Scheduled, NLT [*****]
[*****]	[*****]	SORP [*****]
[*****]	[*****]	SORP [*****]
[*****]	[*****]	VTC [*****]
[*****]		SORP [*****]
[*****]	None Required	N/A	No Performance Milestone Delivery Required as a condition of [*****] Payment.

[*****]
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

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CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
23 APRIL 2020

[*****]
[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.